EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


      We hereby consent to the use of our name in Form S-8 registration statement of ITS Networks Inc.


Oklahoma City, Oklahoma                      STEPHEN A. ZRENDA, JR., P.C.
February 17, 2005

                                             By: /s/ Stephen A. Zrenda, Jr.
                                                 --------------------------
                                                 Stephen A. Zrenda, Jr.